FFBW, Inc.

"The Community Bank Difference"

Presenters:



- Edward H. Schaefer, President & CEO
  - Hired in July 2016
  - Previously served as president and chief executive officer of CCF Bank, a national bank headquartered in Altoona, Wisconsin, and its publicly traded holding company, Citizens Community Bancorp (CZWI). Under his leadership, the bank grew from $576 million to $723 million, through both acquisitions and organic growth.
  - Served for seven years as president and chief executive officer of Silver Spring Foods and Huntsinger Farms, Inc., the world's largest grower and processors of horseradish and horseradish-related products.



- Niki Schaumberg, CFO
  - Hired in November 2012
  - Previously served as vice-president and controller of Westbury Bank, f/k/a West Bend Savings Bank for eleven years. The bank grew from $329 million to $525 million during this time, including one merger.

FIRST FEDERAL BANK
"The Community Bank Difference."

Cautionary Statement Regarding Forward-Looking Statements

This presentation may contain forward-looking statements, which can be identified by the use of words such as "estimate," "project," "believe," "intend," "anticipate," "plan," "seek," "expect" and words of similar meaning. These forward-looking statements include, but are not limited to: statements of our goals, intentions and expectations; statements regarding our business plans, prospects, growth and operating strategies; statements regarding the quality of our loan and investment portfolios; and estimates of our risks and future costs and benefits. These forward-looking statements are based on current beliefs and expectations of our management and are inherently subject to significant business, economic and competitive uncertainties and contingencies, many of which are beyond our control. In addition, these forward-looking statements are subject to assumptions with respect to future business strategies and decisions that are subject to change.

Actual outcomes may differ materially from those expressed or implied as a result of factors described under "Forward-looking Statements" and "Risk Factors" in FFBW, Inc's Prospectus dated November 12, 2019 and in other filings of FFBW, Inc. ("FFBW") with the Securities and Exchange Commission (the "SEC"). FFBW has no duty to, and does not intend to, update or revise forward-looking statements after the date on which they are made. For further information about FFBW, please see the Company's most recent annual and quarterly reports filed on Form 10-K and Form 10-Q.

Branch Locations


WISCONSIN


Lake Michigan
Madison
Waukesha
Milwaukee
41
43
45
90
94
1
2
3
4

Home Office
1617 E Racine Ave
Waukesha, Wisconsin

Full Service Branches
- 1617 E Racine Ave
  Waukesha, Wisconsin
- 2 1801 Summit Ave
  Waukesha, Wisconsin
- 3 1300 S Moorland Rd
  Brookfield, Wisconsin
- 4 3974 S Howell Ave
  Milwaukee, Wisconsin

FIRST FEDERAL BANK
"The Community Bank Difference."

History



FFBW has served the City of Waukesha and surrounding communities since 1922. For many years, FFBW functioned as a savings and loan institution with most of its customer base holding certificates of deposits and loans.

Originally an association, the institution converted to a bank once it began to offer checking account products in the late 1970's and early 1980's. The once sleepy hometown community bank has grown substantially in the last 10 years including a merger with Bay View Federal Savings and Loan Association in 2014, the construction of the Brookfield / New Berlin branch in 2015, and the reorganization into the publicly-traded stock holding company, FFBW, Inc., completed in 2020.

Today, FFBW is a markedly strong financial institution thanks to the efforts of our team members to solidify our policies, procedures, and internal controls to build a platform for future profitable growth.

FIRST FEDERAL BANK

"The Community Bank Difference."

Q1 2020 Highlights:

- Completion of Second-Step Mutual-to-Stock Conversion.
- Continued Strong Asset Quality and Portfolio Diversification.
- Continued Focus on Commercial Deposit Gathering.

FIRST FEDERAL BANK
"The Community Bank Difference."

Impact of COVID-19 Pandemic:

- Continuing to serve customers utilizing drive-thru and by appointment service.
- Remote work options effectively allow continued operations.
- Enhanced preventative cleaning at all office locations.
- Business resumption team in place to prepare for reopening.
- CARES Act-related loan deferrals totaling $14.8 million as of April 30, 2020.
- Through April 30, 2020, authorized 152 PPP applications totaling $13.5 million for the Paycheck Protection Program.

Completed Second Step Mutual to Stock Conversion

- **Effective January 16, 2020**
- **Total Shares Outstanding = 7,704,875**
- **Total FFBW Equity = $101,008 / 36.3%**
- **Total Bank Equity = $73,769 / 26.5%**

FIRST FEDERAL BANK
"The Community Bank Difference."

Strong Asset Quality

Continued Strong Asset Quality

Nonaccrual Loans / Total Loans has been consistently below peers since December 31, 2017.

Data per S&P Global Market Intelligence

Nonaccrual Loans / Total Loans



Nonaccrual/ Loans (%)
First Federal Bank of Wisconsin
Savings Banks $100M-$300M
2.50
2.00
1.50
1.00
0.50
0.00
2015Y
2016Y
2017Y
2018Y
2019Y

FFBW As of 3/31/2020 0.36%

FIRST FEDERAL BANK
"The Community Bank Difference."

Strong Asset Quality

Continued Strong Asset Quality

Allowance has been increasing to provide an even stronger balance sheet.

Due to COVID-19 crisis, Bank plans to add to the allowance in Q2 as warranted.

Data per S&P Global Market Intelligence

Allowance / Total Loans



Loan Loss Reserves/ Gross Loans (%)
First Federal Bank of Wisconsin
Savings Banks $100M-$300M
1.40
1.20
1.00
0.80
0.60
0.40
0.20
0.00
2015Y
2016Y
2017Y
2018Y
2019Y
FFBW As of 3/31/2020 1.16%

FIRST FEDERAL BANK

"The Community Bank Difference."

Strong Earnings Coverage

Strong Earnings Coverage

Data per S&P Global Market Intelligence



Earnings Coverage of NCOs (x)
First Federal Bank of Wisconsin
Savings Banks $100M-$300M
60.00
50.00
40.00
30.00
20.00
10.00
0.00
2015Y
2016Y
2017Y
2018Y
2019Y

FIRST FEDERAL BANK
"The Community Bank Difference."

Commercial Loan Portfolio Diversification

Commercial Loan Portfolio Focus

- Commercial & Industrial
- Multifamily
- Commercial Real Estate
- Commercial Development



Commercial Loan Portfolio
$96.5 million
$124.8 million
$130.1 million
$131.4 million
$140,000
$120,000
$100,000
$80,000
$60,000
$40,000
$20,000
$-
December 31, 2017
December 31, 2018
December 31, 2019
March 31, 2020
Commercial development
Commercial real estate
Commercial and industrial
Multifamily

FIRST FEDERAL BANK
"The Community Bank Difference."

Commercial Loan Portfolio Diversification

Further Breakout by Industry



$15,765
$27,720
$12,850
$75,046
Commercial development
Commercial real estate
Commercial and industrial
Multifamily

Commercial & Industrial



Wholesale Trade
Finance and Insurance
Gas Stations with C Stores
Health Care and Social Assistance
General Freight Trucking
Other Commercial & Industrial
25%
23%
19%
14%
10%
9%

Commercial Real Estate



Owner-Occupied CRE
Non-Owner Occupied CRE
48%
52%

Commercial Development



Health Care and Social Assistance Development
Real Estate Rental and Leasing Development
Residential Building Construction & Development
13%
2%
85%

FIRST FEDERAL BANK
"The Community Bank Difference."

Commercial Loan Portfolio Diversification

Further Breakout by Industry


Commercial Real Estate
48%
52%
Owner-Occupied CRE
Non-Owner Occupied CRE


Owner Occupied Commercial Real Estate
Real Estate Rental and Leasing
Professional, Scientific, and Technical Services
Other Owner-Occupied CRE
Gas Stations with C Stores
Educational Services
Accomodations and Food Services


Non-Owner Occupied Commercial Real Estate
Accomodations and Food Services
Health Care and Social Assistance
Nonresidential Building Construction
Real Estate Rental and Leasing

FIRST FEDERAL BANK
"The Community Bank Difference."

Commercial Deposit Focus

June 30, 2019 Bank Added Treasury Management Products:

- Positive Pay
- Business Online (includes)
  - ACH Manager
  - Wire Manager
  - Mobile Deposit Capture
  - Sweep Products



37% increase
54% increase
$20,000
$18,000
$16,000
$14,000
$12,000
$10,000
$8,000
$6,000
$4,000
$2,000
$-
Commercial Checking
Commercial MMA
December 31, 2018
December 31, 2019
March 31, 2020

FIRST FEDERAL BANK
"The Community Bank Difference."

Utilization of Capital

With the capital raised in the offering, FFBW is positioned for profitable growth. We will achieve this by focusing on the following:

- **Organic Commercial Banking Growth**
- **Organic Residential Lending Growth**
- **Potential Branch Expansion**
- **Potential M&A Activities**

FIRST FEDERAL BANK
"The Community Bank Difference."

Potential Branch Expansion:

FFBW will focus on the following when considering branch expansion

- **Core Deposits**
- **Expanded Footprint in Southeast Wisconsin**
- **Expanded Commercial Banking Potential**
- **Expanded Residential Lending Potential**
- **Expanded Non-Interest Income Potential**

Potential M&A Activities:

FFBW will focus on the following when considering acquisition targets:

- Core Deposits
- Expanded Footprint in Southeast Wisconsin
- Expanded Commercial Lending Potential
- Expanded Residential Lending Potential
- Expanded Non-Interest Income Potential
- Acquisitions that are Immediately Accretive to EPS
- Acquisitions that are Minimally Dilutive to TBV
- Acquisitions that Earn Back Premium Paid Rapidly

FFBW, Inc. Summary Balance Sheet

Balance Sheet

Assets		March 31, 2020		December 31, 2019
Cash and cash equivalents	$	14,857	$	39,377
Available for sale securities, stated at fair value		55,063		48,179
Net Loans		193,459		189,491
Premises and equipment, net		4,744		4,807
Foreclosed assets		347		84
Other assets		9,510		10,280
TOTAL ASSETS	$	277,980	$	292,218
Liabilities and Equity				
Deposits and escrow	$	163,774	$	217,298
Borrowings		11,500		11,500
Other liabilities		1,698		1,550
Total liabilities		176,972		230,348
Total equity		101,008		61,870
TOTAL LIABILITIES AND EQUITY	$	277,980	$	292,218

FIRST FEDERAL BANK
"The Community Bank Difference."

FFBW, Inc. Income Statement

Income Statement

FFBW, Inc.
Statements of Income
Three Months Ended March 31, 2020 and 2019 (Unaudited)
(In thousands, except per share data)

	2020	2019
Interest and dividend income:	$2,807	$2,750
Interest expense:	544	687
Net interest income	2,263	2,063
Provision for loan losses	40	70
Net interest income after provision for loan los:	2,223	1,993
Noninterest income:	163	140
Noninterest expense:	1,844	1,808
Income before income taxes	542	325
Provision for income taxes	135	76
Net income (loss)	$ 407	$ 249
Earnings (loss) per share		
Basis	$ 0.06	$ 0.03
Diluted	$ 0.06	$ 0.03

FIRST FEDERAL BANK
"The Community Bank Difference."

Questions?

FIRST FEDERAL BANK
"The Community Bank Difference."